Exhibit 99.1

FOR IMMEDIATE RELEASE

AvalonBay Communities and Equity Residential Announce Leadership Team for Combined Company

Appointments to take effect upon completion of previously announced merger of equals

CHICAGO, IL & ARLINGTON, VA (BUSINESS WIRE) Equity Residential (NYSE: EQR) and AvalonBay Communities, Inc. (NYSE: AVB) today announced the executive leadership team that will lead the combined company following the closing of the previously announced merger of equals, expected in the second half of 2026.

“This leadership team brings unmatched expertise, complementary strengths, and a collective drive to create one of the country’s great real estate companies. We are excited to take the next step as leaders in creating a new and stronger company, drawing on the foundational strengths and deep talent across both organizations. I am honored to lead this group into this next chapter,” said Benjamin W. Schall, President and Chief Executive Officer of AvalonBay Communities, who will serve as President and Chief Executive Officer of the combined company.

“I am incredibly proud of the leadership team we have assembled for this new organization. With this combination of exceptional leaders from both organizations, we are creating a powerhouse of talent that is uniquely positioned to drive innovation, operational excellence, and long-term value for our shareholders, customers, and employees in the dynamic markets we serve,” said Steve Sterrett, Board Chair of the combined company.

The following executives will report directly to Mr. Schall as of the closing:

Michael Manelis — Executive Vice President and Chief Operating Officer

Mr. Manelis will direct the day-to-day operations of the combined company’s portfolio. His responsibilities will span property operations, including leasing, maintenance, and engineering; technology; centralized services; and revenue management and marketing, among other operational functions. Michael currently serves as Chief Operating Officer of Equity Residential.

Kevin O’Shea — Executive Vice President and Chief Financial Officer

Mr. O’Shea will oversee the combined company’s financial foundation, with responsibility for the balance sheet, capital markets activity, investor relations, and financial reporting and controls. Kevin currently serves as Chief Financial Officer of AvalonBay.

Matthew Birenbaum — Executive Vice President and Chief Development Officer

Mr. Birenbaum will lead all aspects of the combined company’s development activities, including oversight of our regional development and construction teams, and chair the combined company’s Management Investment Committee. Matt currently serves as Chief Investment Officer of AvalonBay.

Sean Breslin — Executive Vice President and Chief Investment and Growth Officer

Mr. Breslin will lead the combined company’s investments platform, including acquisitions, dispositions, capital partnerships, and new business opportunities. Data analytics and market research will also report to him. Sean currently serves as Chief Operating Officer of AvalonBay, with prior experience in asset management, investments, and fund management.

Scott Fenster — Executive Vice President, General Counsel and Corporate Secretary

Mr. Fenster will lead the combined company’s legal function, including oversight of regulatory affairs. Scott currently serves as Executive Vice President, General Counsel and Corporate Secretary of Equity Residential.

Pamela Thomas — Executive Vice President, Portfolio and Asset Management

Ms. Thomas will lead portfolio and asset management for the combined company, identifying operational and investment opportunities across the portfolio. She will also oversee capital expenditure initiatives, sustainability, and retail and mixed-use activities, along with the management of joint venture relationships. Pamela currently serves as Executive Vice President of Portfolio and Asset Management at AvalonBay.

Alaine Walsh — Executive Vice President, Human Capital and Administration

Ms. Walsh will build the people infrastructure of the combined company, leading human resources, compensation, learning and development, and talent development across the organization. Alaine currently serves as Executive Vice President, Human Capital and Administration at AvalonBay.

In addition to the above, Ted Schulman, will serve as Executive Vice President of Legal Affairs, working closely with Mr. Schall and Mr. Fenster through the integration process, before transitioning to a senior advisor role. Ted currently serves as Executive Vice President and General Counsel of AvalonBay.

Transaction Timeline

On May 21, 2026, Equity Residential and AvalonBay Communities announced a definitive agreement to combine in an all-stock merger of equals to create one of the country’s leading real estate companies with more than 180,000 rental apartments and a pro forma enterprise value of approximately $69 billion. The transaction is expected to close in the second half of 2026, subject to shareholder approval by both AvalonBay and Equity Residential and satisfaction of other customary closing conditions. The combined company will be dual headquartered in Arlington, VA and Chicago, IL and will operate under a new name to be announced at closing.

About Equity Residential

Equity Residential is committed to creating communities where people thrive. The Company, a member of the S&P 500, owns and manages 312 properties consisting of 85,211 apartment units in dynamic metro areas across the U.S. with a primary concentration in major coastal markets, diversified by a targeted presence in the high-growth metro areas of Atlanta, Austin, Dallas/Ft. Worth and Denver. For more information on Equity Residential, please visit our website at www.equityapartments.com.

About AvalonBay Communities

AvalonBay Communities is committed to creating a better way to live. The Company, a member of the S&P 500, owns, develops, and manages approximately 90,000 apartment homes across the U.S., with a primary concentration in major coastal markets including Boston, the New York/New Jersey metro area, the Mid-Atlantic, Seattle, and Northern and Southern California, diversified by a targeted presence in the high-growth markets of North Carolina, Southeast Florida, Texas, and Colorado. For more information on AvalonBay Communities, please visit our website at www.avalonbay.com

Media Contacts

Tara Vales

(703) 329-6300

media_relations@avalonbay.com

Investor Contacts

Equity Residential

Marty McKenna

mmckenna@EQR.com

(312) 928-1901

AvalonBay Communities, Inc.

Matthew Grover

Matthew_Grover@AvalonBay.com

(703) 317-4524

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which Equity Residential and AvalonBay Communities, Inc. (“AvalonBay”) operate, as well as beliefs and assumptions of Equity Residential and AvalonBay. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Equity Residential or AvalonBay expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between Equity Residential and AvalonBay, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where Equity Residential and AvalonBay operate and Equity Residential’s and AvalonBay’s respective debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to Equity Residential’s and AvalonBay’s ability to obtain the required respective shareholder approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that Equity Residential’s and AvalonBay’s businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against Equity Residential, AvalonBay or their trustees, directors, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of Equity Residential and AvalonBay management from ongoing business operations, will harm Equity Residential’s and AvalonBay’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact Equity Residential’s and AvalonBay’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring Equity Residential or AvalonBay to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of Equity Residential and AvalonBay to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Equity Residential common shares to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect Equity Residential’s or AvalonBay’s financial performance; (xiv) other risks related to the completion of the proposed transaction and actions related thereto; (xv) legislative, regulatory and economic developments, including the level of new multifamily communities construction and development, government regulations and competition; (xvi) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvii) changes in global financial markets, interest rates and foreign currency exchange rates; (xviii) increased or unanticipated competition affecting Equity Residential’s and AvalonBay’s properties; (xix) risks associated with acquisitions, dispositions, development and redevelopment of properties; (xx) increased costs of labor and construction material; (xxi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xxii) environmental uncertainties, including risks of natural disasters; (xxiii) those risks and uncertainties set forth in Equity Residential’s and AvalonBay’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Equity Residential or AvalonBay, as the case may be, with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiv) those risks that will be described in the Registration Statement and Joint Proxy Statement/Prospectus (each as defined below) that will be filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither Equity Residential nor AvalonBay undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Equity Residential’s and AvalonBay’s underlying assumptions prove to be incorrect, Equity Residential’s, AvalonBay’s and the combined company’s actual results may vary materially from what Equity Residential or AvalonBay may have expressed or implied by these forward-looking statements. Equity Residential and AvalonBay caution not to place undue reliance on any of Equity Residential’s or AvalonBay’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Equity Residential or AvalonBay.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Equity Residential and AvalonBay, Equity Residential intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of Equity Residential and AvalonBay that also constitutes a prospectus of Equity Residential (the “Joint Proxy Statement/Prospectus”). A definitive Joint Proxy Statement/Prospectus will be mailed to Equity Residential’s shareholders and AvalonBay’s stockholders seeking their respective approval of the proposed transaction and other related matters. Each of Equity Residential and AvalonBay may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Equity Residential or AvalonBay (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQUITY RESIDENTIAL AND AVALONBAY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when they become available) and other documents filed with the SEC by Equity Residential and AvalonBay, which contain important information, through the website maintained by the SEC at www.sec.gov. The documents filed by Equity Residential with the SEC may be obtained free of charge by accessing “Filings – SEC Filings” in the “Investor” section of Equity Residential’s website at www.equityapartments.com, by writing to Equity Residential – Investor Relations, Two North Riverside Plaza, Suite 500, Chicago, Illinois 60606, by telephone at 1-888-879-6356 or by email at investorrelations@eqr.com. The documents filed by AvalonBay with the SEC may be obtained free of charge by accessing the “Investors” section of AvalonBay’s website at www.avalonbay.com or by writing to AvalonBay, 4040 Wilson Blvd., Suite 1000, Arlington, Virginia 22203, Attention: Corporate Secretary (Legal Department) or by email at investor_relations@avalonbay.com.

Participants in the Solicitation

Equity Residential, AvalonBay, and certain of their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from Equity Residential’s and AvalonBay’s shareholders in respect of the proposed transaction. Information about the directors and executive officers of AvalonBay, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AvalonBay’s proxy statement for its 2026 Annual Meeting of Stockholders under the headings “Director Nominees,” “Transactions with Related Persons, Promoters and Certain Control Persons,” “Director Compensation,” “Director Compensation Table,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Officers, Stock Ownership and Other Information,” which was filed with the SEC on April  6, 2026, and in AvalonBay’s Annual Report on Form 10-K for the fiscal year ended December  31, 2025, which was filed with the SEC on February 27, 2026. Information about the trustees and executive officers of Equity Residential, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Equity Residential’s proxy statement for its 2026 Annual Meeting of Shareholders under the headings “Biographical Information and Qualifications of Trustees,” “Biographical Information of Executives,” “Common Share Ownership of Trustees and Executives,” “Compensation Discussion and Analysis,” “Executive Compensation” and “Trustee Compensation,” which was filed with the SEC on April  14, 2026, and in Equity Residential’s Annual Report on Form 10-K for the fiscal year ended December  31, 2025, which was filed with the SEC on February 13, 2026. To the extent holdings of Equity Residential’s securities by its trustees or executive officers have changed since the amounts set forth in Equity Residential’s definitive proxy statement for its 2026 Annual Meeting of Shareholders or the holdings of AvalonBay’s securities by its directors or executive officers have changed since the amounts set forth in AvalonBay’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available before making any voting or investment decisions. Investors may obtain free copies of these documents from Equity Residential or AvalonBay using the sources indicated above.